Rule 497(d)
                                 FT 480


          Supplement to the Prospectus dated November 27, 2000

     Notwithstanding anything to the contrary in the Prospectus, the creation and development fee cap over the life of the Trust has been reduced to .55% thereby reducing the Maximum Sales Charge to 4.95% of the Public Offering Price per Unit. In addition, concessions paid to dealers and other selling agents, excluding volume concessions, have been increased by .10% of the Public Offering Price per Unit.

January 17, 2001